EXHIBIT 99.1

Sysco to Acquire Jetro Restaurant Depot to Expand into Higher-Margin, Growing, and Resilient Cash & Carry Channel

Transaction Combines Two Complementary Food-Away-From-Home Industry Leaders to Create Preeminent U.S. Multi-Channel Foodservice Distribution Platform

Transaction Expected to be Immediately Accretive to Margins, EPS, and Free Cash Flow and Deliver Synergies

Cash & Carry is a Large, Growing, Attractive, and Complementary Channel Serving Smaller Independent Foodservice Customers

Combined Company Will Be More Profitable and Return More Value to Shareholders

Combined Company to Enhance Value for Small Businesses and the Consumers They Serve by Expanding Access to More Affordable Products and Delivering More Choice and Convenience

Jetro Restaurant Depot to Operate as a Standalone Business Segment Within Sysco

Sysco Reaffirms Full Year 2026 Guidance; Q3 2026 USFS Local Volume Growth of Over 3.0%

Sysco to Host Investor Conference Call Today at 8:00 a.m. Eastern Standard Time

HOUSTON, TEXAS and WHITESTONE, NEW YORK, March 30, 2026 – Sysco (NYSE: SYY) (“Sysco” or the “Company”) and Jetro Restaurant Depot, the nation’s premier Cash & Carry food wholesaler, jointly announced today that they have entered into a definitive agreement under which Sysco will acquire Jetro Restaurant Depot in a transformative transaction that allows Sysco to enter the high-margin, growing, and resilient Cash & Carry channel. Under the terms of the agreement, Jetro Restaurant Depot shareholders will receive $21.6 billion in cash proceeds and 91.5 million Sysco shares. Based on Sysco’s closing share price of $81.80 as of March 27, 2026, this represents a total enterprise value of approximately $29.1 billion, or 14.6x Jetro Restaurant Depot’s Operating Income.1

Jetro Restaurant Depot is a leading U.S. wholesale Cash & Carry foodservice provider serving smaller, independent restaurants and businesses seeking high-quality food at low prices. Jetro Restaurant Depot’s customer group is complementary to Sysco’s higher-volume customers seeking delivery and white glove service. A purpose-built one-stop-shop model for chefs and restaurant owners, Jetro Restaurant Depot operates 166 large-format warehouse stores across 35 states that serve more than 725,000 independent restaurants and foodservice operators with a broad assortment of fresh and low-priced products. For calendar year 2025, Jetro Restaurant Depot generated approximately $16 billion in revenue, approximately $2.1 billion in EBITDA, and approximately $1.9 billion in free cash flow, and has maintained a 30-year track record of EBITDA growth.

The Cash & Carry channel is a $60-70 billion addressable market2 and is the primary source of supply for many smaller independent restaurants and foodservice operators, providing them everyday low prices, seven days a week, with on-demand access to a full selection of fresh, ambient, and frozen foodservice products, and a convenient in-store shopping experience. Cash & Carry is a growing channel that benefits across economic cycles.

“We’re thrilled to combine two industry leaders to create a preeminent multi-channel foodservice distribution platform,” said Kevin Hourican, Chair of the Board and Chief Executive Officer of Sysco. “Together, Sysco and Jetro Restaurant Depot will enhance value for small independent restaurants and the consumers they serve by expanding access to more affordable, fresh food products and delivering more choice and convenience. Jetro Restaurant Depot will benefit from access to Sysco’s best-in-class

[1]	Based on calendar year 2025.
[2]	Third party consultant market study.

foodservice supply chain and logistics capabilities and Sysco will benefit from new ways to serve local customers. The combined company will have increased purchasing efficiencies, enabling lower prices for more customers. Even more importantly, we see a long runway of opening new Jetro Restaurant Depot warehouses, bringing the industry leader in affordability to hundreds of new communities and creating thousands of new jobs. This will allow us to create significant value for our company, our customers, and our shareholders.”

Hourican continued, “Jetro Restaurant Depot is a best-in-class operator with a differentiated value proposition that is highly complementary and synergistic with Sysco. We have high conviction in Jetro Restaurant Depot’s proven model and talented leadership team and look forward to partnering with them to better serve local businesses and restaurants across the country. We are also pleased that Sysco is on track to deliver our 2026 guidance and build on our steady business momentum, including through local performance where we expect to deliver over 3% of local case growth in Q3 2026. I am excited to work with Richard and the talented team at Jetro Restaurant Depot to profitably grow the business.”

“Today’s announcement is an exciting moment for Jetro Restaurant Depot and a clear recognition of the strength of our business model, and the teams who have built it over the past 50 years,” said Stanley Fleishman, Executive Chairman of Jetro Restaurant Depot. “From the start, our focus has been simple and straightforward, in line with the vision of our founder, Nathan Kirsh: to support independent shopkeepers, restaurant owners, and people running independent food businesses who depend on one-stop food service shopping at low prices seven, days a week. Sysco is the best possible partner for our next chapter because they share our growth mindset and bring the systems and national and international supply logistic capabilities to help us grow across the U.S. and beyond. We are extremely excited to be able to offer our full range of low-cost, high-quality, dry and perishable foodservice products to more customers in more markets. We look forward to increasing opportunities for our team, all while staying focused on supporting independent foodservice businesses and the families who run them. Additionally, I look forward to joining Sysco’s Board and have tremendous confidence in the long-term growth potential of the combined company.”

Compelling Strategic and Financial Benefits

•	Attractive Pro Forma Financial Profile: The combined company generated 2025 annual net revenues of nearly $100 billion, approximately $6.4 billion of adjusted EBITDA, and $5.5 billion of free cash flow, increasing Sysco’s revenue by approximately 20%, EBITDA by approximately 45%, and free cash flow by approximately 55%.
•	Immediately Accretive: Sysco expects the transaction to be mid to high single-digit accretive to earnings per share in the first year following close, and low to mid-teens accretive in the second year following close. Sysco is committed to maintaining a strong balance sheet, its current investment grade credit ratings, and its dividend, with significant financial flexibility to continue to invest for future growth.
•	Long-Term Growth Runway and Job Creation: Leveraging Sysco’s expansive supply chain footprint across the U.S., Sysco has high confidence in the opportunity to open 125+ new Jetro Restaurant Depot locations in key markets across the country over at least the next two decades. These new stores will provide customers more affordable food options while creating a stable source of retail jobs in these communities.
•	Better Together Synergies: Through targeted collaboration that is minimally disruptive to the core Jetro Restaurant Depot and Sysco businesses, the combination is expected to realize approximately $250 million in annualized net cost synergies within the first three years following closing and represent approximately 12.5% of Jetro Restaurant Depot’s Operating Income. These synergies will be realized primarily via savings on product procurement and inbound supply chain optimization. Over the medium-term, the combined company sees opportunity to win additional customers in both businesses through access to an expanded assortment and improved sales and service. That longer-term value would be accretive to these defined synergies.
•	Extends Sysco into the High-Margin, Growing, and Resilient Cash & Carry Segment: By adding Jetro Restaurant Depot’s national network of 166 Cash & Carry warehouse locations in 35 states, Sysco will enter this attractive industry segment, broaden its customer base of small independent restaurants and food businesses, and improve its ability to serve local customers.
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Combination to Deliver More Value, Choice, and Convenience to Customers and Communities

•	More Value: By opening 125+ new Jetro Restaurant Depot warehouses, in part by utilizing Sysco’s supply chain, the combination will bring affordable restaurant and food supplies to more customers and communities nationwide.
•	Broader Choice: Customers will benefit from a broader combined product assortment across the Sysco and Jetro Restaurant Depot catalogs, spanning food & restaurant supplies and various specialty offerings, as well as multiple price tiers from value to premium.
•	Improved Service and Increased Convenience: Jetro Restaurant Depot customers will benefit from Sysco’s best-in-class foodservice supply chain and logistics capabilities, while Sysco customers will benefit from the same-day shopping offered by Jetro Restaurant Depot’s brick & mortar locations. Together, customers will have access to more fulfillment options to choose from that meet their evolving needs.

“It has been a privilege to partner with Jetro Restaurant Depot for more than two decades on a remarkable journey of growth. This transformative transaction represents a compelling opportunity that we believe will unlock meaningful long-term value for the combined company. As Sysco shareholders, we have full confidence in the combined company’s future and look forward to participating in this next chapter,” said Jonathan Sokoloff, Managing Partner of Leonard Green & Partners, L.P.”

Leadership, Governance, and Headquarters

Upon closing of the transaction, Jetro Restaurant Depot will operate as a standalone business segment within Sysco, maintaining its strong operating model. Jetro Restaurant Depot’s leadership team is expected to remain in place under Richard Kirschner, who will report to Hourican. Jetro Restaurant Depot will maintain its headquarters in Whitestone, New York, ensuring continuity for employees, customers, and partners. In addition, two of Jetro Restaurant Depot’s current directors, Sir Bradley Fried and Stanley Fleishman, will join the Sysco Board of Directors as the companies move forward together. The companies do not anticipate workforce reductions as a result of the transaction.

Transaction Details

The transaction is valued at $29.1 billion. The total consideration represents an acquisition multiple of approximately 14.6x Jetro Restaurant Depot’s Operating Income or 13.0x including expected synergies.

Sysco plans to fund the cash portion of the transaction with $21 billion of new debt and hybrid debt, and $1 billion of cash on hand, equity, or equity-linked securities. Upon closing, Sysco will issue approximately 19.1% of its outstanding shares to Jetro Restaurant Depot shareholders, who are expected to own approximately 16% of Sysco’s outstanding common stock.

Sysco remains committed to maintaining a strong balance sheet and its current credit ratings. As a result, Sysco is pausing its share repurchase program to prioritize rapid de-leveraging following the acquisition and intends to reduce net leverage by at least 1.0x in the first 24 months post-close. Sysco intends to resume its share repurchase program after making significant progress towards de-leveraging. Sysco remains committed to its long-term net leverage target of approximately 2.75x and to maintaining its current dividend amount and its Dividend Aristocrat status.

The transaction has also been unanimously approved by the Board of Directors of Sysco and the Board of Directors of Jetro Restaurant Depot. The transaction is expected to close by the third quarter of Sysco’s fiscal 2027, subject to the satisfaction of customary closing conditions, including receipt of regulatory approvals.

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Sysco Reaffirms Full Year 2026 Guidance

The Company remains confident in its current momentum and ability to deliver on its previously issued guidance in a dynamic operating environment. For fiscal 2026, Sysco is reiterating its outlook for sales growth of 3% to 5% and adjusted EPS to be at the high end of $4.50 to $4.60. Specific to the third quarter 2026, Sysco remains confident in the previously announced consensus outlook for adjusted EPS of approximately $0.94, including USFS local case growth of over 3.0% compared to the prior year, at least 50 bps greater than previously communicated. The 3.0% local growth is 180 bps stronger than our Q2 performance, demonstrating strong momentum in our business.

Sysco is expected to release third quarter fiscal year 2026 full results on Tuesday, April 28, 2026.

Conference Call & Webcast

Sysco will host a conference call and audio webcast today at 8:00 a.m. ET to discuss the transaction.

A live webcast of the call, accompanying slide presentation and a copy of this news release will be available online at investors.sysco.com.

Advisors

Goldman Sachs & Co. LLC and TD Securities are serving as financial advisors to Sysco, with Paul,

Weiss, Rifkind, Wharton & Garrison LLP serving as legal counsel and Jones Day serving as regulatory counsel. Edelman Smithfield is serving as strategic communications advisor to Sysco. Evercore is serving as exclusive financial advisor to Jetro Restaurant Depot, with Wachtell, Lipton, Rosen & Katz serving as lead legal counsel and Macfarlanes LLP providing U.K. legal counsel. J.P. Morgan Securities LLC acted as financial advisor to the major shareholders of Jetro Restaurant Depot, including Leonard Green & Partners, L.P. Latham & Watkins LLP is serving as legal counsel to Leonard Green & Partners, L.P. Foxcroft Strategy Group LLC is serving as strategic communications advisor to Jetro Restaurant Depot.

About Sysco

Sysco is the global leader in selling, marketing and distributing food and related products to customers who prepare meals away from home. This includes restaurants, healthcare and educational facilities, lodging establishments, entertainment venues, and more. Sysco operates 337 distribution centers, in 10 countries, with 75,000 colleagues serving approximately 730,000 customer locations. The company generated sales of more than $81 billion in fiscal year 2025 that ended June 28, 2025.

As the world’s largest food-away-from-home distributor, Sysco offers customized supply chain solutions, bespoke specialty product offerings, and culinary support to drive customers to innovate and optimize their operations. We act as a trusted business partner to our customers, helping them grow through our industry-leading portfolio that includes fresh produce, premium proteins, specialty products, sustainably focused items, equipment and supplies, and innovative culinary solutions.

For more information, visit https://www.sysco.com/. For important news and key information for Sysco investors, visit the Investor Relations section of the company’s website at investors.sysco.com.

About Jetro Restaurant Depot

Founded in 1976 by Nathan “Natie” Kirsh, Jetro Restaurant Depot owns and operates Jetro Cash & Carry and Restaurant Depot, the largest cash-and-carry wholesaler serving restaurants and grocery retailers in the United States. The company operates 166 warehouses across 35 states. Jetro Restaurant Depot serves independent foodservice operators offering savings, selection and service, seven days a week.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expects,” “believes,” “anticipates,” “forecasts,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are not historical facts. They are made based on management’s

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current expectations and beliefs concerning future developments and their potential effects upon Sysco and its consolidated subsidiaries. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing and completion of the proposed transaction, the anticipated benefits of the proposed transaction (including synergies), and plans and expectations for the combined company, including regarding its results of operations and financial conditions, leadership composition, share repurchases, dividend level, credit ratings and leverage ratio, as well as statements regarding Sysco’s future financial performance and results, including its expectations regarding its future growth, including growth in sales and earnings per share, and other statements that are not historical facts. All such forward-looking statements are not a guarantee of future performance and are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the parties, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the right of either or both parties to terminate the merger agreement; the risk that regulatory approvals may not be obtained or other closing conditions may not be satisfied in a timely manner or at all, as well as the risk that regulatory approvals are obtained subject to conditions that are not anticipated; the risk of other delays in closing the transaction; the possibility that any of the anticipated benefits and projected synergies of the transaction will not be realized or will not be realized within the expected time period; unforeseen or unknown liabilities; Sysco’s ability to raise debt on favorable terms or at all; risks related to business disruptions from the proposed transaction that may harm the business or current plans and operations of either or both parties, including disruption of management time from ongoing business operations; credit ratings decline of the combined company following the proposed transaction; the outcome of any legal proceedings that may be instituted against New Slider Holdco, Inc., Sysco or their directors; risks related to difficulties, inabilities or delays in integrating the parties’ businesses; the risk that the proposed transaction and its announcement could have an adverse effect on the market price of the common stock of Sysco; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of either or both parties to retain and hire key personnel or maintain business, contractual or operational relationships, on the parties’ operating results and businesses generally; certain restrictions during the pendency of the transaction that may impact Sysco’s and Jetro Restaurant Depot’s ability to pursue certain business opportunities or strategic transactions; and the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control, as well as the impact of geopolitical, economic and market conditions and developments, including changes in global trade policies and tariffs; risks related to Sysco’s business initiatives; periods of significant or prolonged inflation or deflation and their impact on Sysco’s product costs and profitability generally; risks related to Sysco’s efforts to implement its transformation initiatives and meet its other long-term strategic objectives; risk of interruption of supplies and increase in product costs; risks related to changes in consumer eating habits; and the impact of natural disasters or adverse weather conditions, public health crises, adverse publicity or lack of confidence in Sysco’s products, and product liability claims. Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in these forward-looking statements. Therefore, you should not place undue reliance on any of the forward-looking statements contained herein. For more information on these risks and other concerning factors that could cause actual results to differ from those expressed or forecasted, see Sysco’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission (the “SEC”). Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

This communication includes certain measures which are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), such as EBITDA, Adjusted EBITDA and Free Cash Flow that Sysco believes provide important perspective with respect to underlying business trends. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Non-GAAP measures provide meaningful supplemental information to both management and investors that (1) are indicative of the performance of the company’s underlying operations and (2)

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facilitate comparisons on a year-over-year basis. Non-GAAP measures should not be considered in isolation or as an alternative to GAAP measures, and should be considered only as a supplement to, and not as superior to, GAAP measures. The reasons for which management relies on non-GAAP measures, their definitions and reconciliations of historical non-GAAP financial measures to the nearest corresponding GAAP financial measure are included under the “Investors” section of Sysco’s website located at investors.sysco.com.

Projected adjusted earnings per share is a non-GAAP financial measure; however, Sysco cannot predict with certainty the magnitude or scope of certain items that would be included in the most directly comparable GAAP measure for the relevant future periods, and such items may be significant. Due to these uncertainties, Sysco cannot provide a quantitative reconciliation of Projected Adjusted EPS to the most directly comparable GAAP financial measure without unreasonable effort.

IMPORTANT INFORMATION REGARDING THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction, Sysco may cause New Slider Holdco, Inc. to file with the SEC a registration statement on Form S-4 that will include a prospectus of New Slider Holdco, Inc. (the “prospectus”). After the registration statement has been declared effective, Sysco will mail the prospectus to its stockholders. BEFORE MAKING ANY INVESTMENT DECISION INVESTORS AND SECURITY HOLDERS OF SYSCO ARE URGED TO READ THE PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the prospectus, any amendments or supplements thereto and other documents containing important information about Sysco, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Copies of the documents filed with the SEC by Sysco will be available free of charge under the “Investors” section of Sysco’s website located at investors.sysco.com.

NO OFFER OR SOLICITATION

This communication is not intended and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts

Sysco Investor Contact:

Kevin Kim

kevin.kim@sysco.com
T 281-584-1219

Sysco Media Contacts:

Matt Stewart

matt.stewart@sysco.com

T 281-584-1390

And,

Edelman Smithfield

SyscoMedia@edelmansmithfield.com

Jetro Restaurant Depot Media Contact:

Foxcroft Strategy Group

Hilary@foxcroftstrategy.com

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